UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

550 E. Swedesford Road

Suite 120

Wayne, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

550 E. Swedesford Road

Suite 120

Wayne, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

SMID CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2014

November 24, 2014

Dear Fellow Shareholders of the Conestoga Funds,

Our 2014 fiscal year was marked with a myriad of changes that I will summarize for your edification. These changes are all within the context of a healthy and growing entity and are being handled in a most effective manner. Your confidence and trust in the Conestoga Funds is greatly appreciated.

This year, one shareholder resolution changed the Small Cap Fund to a separate components fee structure which allowed for the creation of an Institutional Class and its successful launch.  Additionally, we launched the Conestoga SMid Cap Fund, which aligns more closely with the firm’s core competencies, and we liquidated the Conestoga Mid Cap Fund.

Our independent trustees welcomed the addition of Messrs. James Logue and John O'Brien as additional trustees to represent the Funds’ shareholders. Their biographies were provided in prior communiqués, and we believe they will very capably serve the Conestoga Funds’ shareholders in the years ahead.

The aggressively bullish year of 2013 served to increase assets under management at Conestoga Capital Advisors.  The year 2014 has proved challenging to our conservative strategy during a volatile investment climate, resulting in a period of under performance against our primary reference indices. Our investment strategy and process is sound and we remain very confident in our long-term approach. The Managers’ letter fully describes the past year’s performance challenges.

On a personal note, I retired from Conestoga Capital Advisors at the end of June after co-founding the company in 2001. This has concluded my fifty-year career in the investment business, after a five-year tour of duty in the United States Air Force.  I look forward to continuing my service to the Fund shareholders as Chairman of the Conestoga Funds.

Once again, thank you for your continued support.  We look ahead to the coming year with confidence that the economy will continue to grow, our strategy will regain favor and our service to you, our valued shareholders, will persevere.

Sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

November 24, 2014

Dear Fellow Shareholders,

The many market pundits predicting a pullback in the equity markets and relative out performance by large caps have finally been proven correct in 2014.  The third quarter also marked the end of an unprecedented streak of the Russell 2000 Index posting positive returns for eight consecutive quarters.  Since 2003, the average time between bull market corrections had been 175 days. Prior to March 2014, the small cap market had gone 475 days without a correction.  During the third quarter of 2014, the Russell 2000 Index approached correction levels and as we write this commentary in the early fourth quarter, the Russell 2000 Index has experienced continued volatility.  This increased volatility can be seen when measuring intraday market swings of 1% or more and in a material up tick in the CBOE Volatility Index (VIX).

While large caps had been outperforming small caps in the first half of 2014, the third quarter served as a swift and emphatic exclamation point to end the small cap performance dominance of the last several years.  In fact, the Russell 2000 Index underperformed the S&P 500 Index by 8.5%. This performance disparity was one of the five largest quarterly disparities since the first quarter of 1979.  The dramatic and broad hit that small caps, particularly growth stocks, have taken in the latest quarter and on a year-to-date basis is evidenced by the fact that 23.1% and 28.8%, respectively, of the stocks in the Russell 2000 Index and Russell 2000 Growth Index are down over 20%.  While it is not terribly surprising given the long and extended run and the above average valuation that small cap stocks were trading, the sentiment shift has been extraordinarily dramatic. In fact, on a year-to-date basis, mutual fund investors have pulled over $20 billion from small cap mutual funds. Of the $20 billion, only $3.5 billion has been through the Russell 2000 ETF (IWM).

We have painted a fairly bleak picture in the above paragraphs, but this rough patch should not have been completely unexpected. As you know, it is fairly typical for equity segments to come in and out of favor, and small caps had a nice run through 2013.   We view this rotation as a normal part of the equity market cycles.  On the positive side, in the periods like the third quarter of 2014 where small caps have underperformed by such a large degree, small caps have posted a +7% average relative return in the next 6 months and a +14% average relative return in the forward year.*  Additionally, we believe small cap growth expectations and valuations are now more reasonable and attractive.  Consensus estimate for the Russell 2000 Index is for 14% earnings growth and the Russell 2000 Index now trades at a 17x next 12 month price/earnings ratio.

As managers and fellow shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, we have been disappointed in the Funds’ recent performance.  The Conestoga Small Cap Fund has underperformed its benchmarks over the past year, and the Conestoga SMid Cap Fund has underperformed since its inception earlier this year on January 21, 2014.  Returns for both Funds are below:

	YTD 2014	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund (Investors Class)	-16.18%	-6.96%	16.28%	13.68%	8.39%	10.80%
Russell 2000 Index	-4.41%	3.93%	21.26%	14.29%	8.19%	11.02%
Russell 2000 Growth Index	-4.05%	3.79%	21.91%	15.51%	9.03%	11.56%

* Note – All periods longer than one-year are annualized

Since Inception (1-21-14)
Conestoga SMid Cap Fund	-12.70%
Russell 2500 Index	-0.54%
Russell 2500 Growth Index	-1.71%

The recent performance stream has not been expected given conservative growth style.  Some shareholders and advisors have inquired if Conestoga Capital Advisors has changed its style given that we outperformed in a year like 2013 and in a down year such as 2014, we have underperformed. We can emphatically tell you and provide evidence that we are staying true to our style. This statement is supported by the following two pieces of evidence:

•

The overall characteristics of the portfolio in each of the last three quarters are very representative of the quarterly characteristics in terms of return on equity, long-term debt and earnings growth rate over the last 3, 5 and 10 years. The one variable that was different at the end of 2013 was that the price/earnings ratio was above average. This is something that we clearly communicated to our clients in meetings and written communication.

•

The earnings stability of the small cap strategy has remained very high on an absolute and relative basis since 2007.

Portfolio as of	CCASX	Russell 2000 Growth	CCSMX	Russell 2500 Growth
12/31/06	15.8	24.1
12/31/07	18.8	30.1
12/31/08	21.3	30.9
12/31/09	21.5	33.9
12/31/10	20.1	35.9
12/31/11	21.8	33.9
12/31/12	22.8	35.3
12/31/13	19.1	34.1
Current (9/30/14)	17.5	31.4	15.1	28.5

While we cannot control how the market treats our stocks in the short run, we can control the portfolio’s fundamental and valuation characteristics.  As you can see from the above data, the Conestoga Small Cap Fund’s current characteristics are very much in keeping with historical norms.  We have the history, fortitude and confidence that our discipline works, and we believe that the market - over time - will reward the fundamental strength of our companies and continue to produce an attractive risk-reward performance stream for our clients. That confidence can be seen in the year-to-date activity of the portfolio.  For the Conestoga Small Cap Fund, we have added six new companies, increased our weighting in 15 existing companies, exited seven holdings and pared back six companies.  The increase to 15 of our existing companies speaks to the high level of conviction we have on the fundamental strength of the companies and the attractive valuation level that we believe our portfolio is currently trading.

As always, we appreciate your investment in the Conestoga Funds.  We look forward to serving you in the years ahead.

Sincerely,

Robert M. Mitchell

Joseph F. Monahan

Managing Partner – Co-Portfolio Manager

Managing Partner – Co-Portfolio Manager

David M. Lawson

Managing Partner – Co-Portfolio Manager

CONESTOGA FUNDS

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga SMid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Conestoga Small Cap Fund's Investors Class and the Conestoga SMid Cap Fund are each based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2014 through September 30, 2014. In addition, the second Example for the Conestoga Small Cap Fund's Institutional Class is based on the investment of $1,000 invested at the beginning of Small Cap Fund’s Institutional Class inception, August 14, 2014, through September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which are not charged by our Funds but which may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund - Investors Class:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 through September 30, 2014

Actual	$1,000.00	$891.21	$5.22
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.55	$5.57

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Conestoga Small Cap Fund - Institutional Class:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	August 13, 2014	September 30, 2014	August 13, 2014 through September 30, 2014

Actual	$1,000.00	$954.94	$1.18
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,005.50	$1.21

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 49/365 (to reflect actual period).

Conestoga SMid Cap Fund:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 through September 30, 2014

Actual	$1,000.00	$915.09	$6.48
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND INVESTORS SHARE CLASS

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (September 30, 2002)

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
Value of $10,000 Invested 10/01/2002
10/1/02
9/30/03
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
Conestoga Small Cap Fund Investors Class $34,216
Russell 2000 Index $35,049
Russell 2000 Growth Index $37,137

Average Annual Total Returns
Returns for the Periods Ended September 30, 2014

	1Year	3Year	5Year	10Year	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	-6.96%	16.28%	13.68%	8.39%	10.80%
Russell 2000 Index	-1.45%	21.26%	14.29%	8.19%	11.02%
Russell 2000 Growth Index	-1.53%	3.79%	15.51%	9.03%	11.56%

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND INSTITUTIONAL SHARE CLASS

Comparison of Changes in Value of $25,000,000 (unaudited)

As of Closing Business Day Prior to Inception (August 12, 2014)

$25,200,000
$25,000,000
$24,800,000
$24,600,000
$24,400,000
$24,200,000
$24,000,000
$23,800,000
$23,600,000
$23,400,000
$23,200,000
Value of $10,000 Invested 8/13/2014
Conestoga Small Cap Fund Institutional Class $23,873,523
Russell 2000 Index $24,172,695
Russell 2000 Growth Index $24,381,586
08/13/14
09/30/14

Returns for the Period Ended September 30, 2014

	Since Inception (8/13/2014)
Conestoga Small Cap Fund Institutional Class	-4.51 %
Russell 2000 Index	-3.31 %
Russell 2000 Growth Index	-2.47 %

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (January 20, 2014)

Value of $10,000 Invested 1/21/2014
$10,200
$10,000
$9,800
$9,600
$9,400
$9,200
$9,000
$8,800
$8,600
$8,400
$8,200
$8,000
01/21/14
09/30/14
Conestoga SMid Cap Fund $8,756
Russell 2500 Index $9,946
Russell 2500 Growth Index $9,828

Returns for the Period Ended September 30, 2014

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology.

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2014

(Unaudited)

The following chart gives a visual breakdown of the Small Cap Fund by the economic sectors* in which it invests.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2014 were $661,842,428.

Healthcare, 22.32%
Materials and Processing, 7.59%
Financial Services, 5.77%
Energy, 6.40%
Producer Durables, 18.36%
Consumer Discretionary, 11.39%
Short-Term Investments, 1.16%
Liabilities in Excess of Other Assets, (0.76)%
Technology, 27.77%

*Russell Sectors

Liabilities in Excess of Other Assets is not a Russell Sector.

CONESTOGA SMALL CAP FUND
Schedule of Investments
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
471,550	Dorman Products, Inc. *	$ 18,890,293
Consumer Services, Misc.
500,650	Stamps.com, Inc. *	15,900,644
Educational Services
315,000	Grand Canyon Education, Inc. *	12,842,550
822,425	Healthstream, Inc. *	19,746,424
Educational Services Total		32,588,974
Specialty Retail
187,900	Hibbett Sports, Inc. *	8,010,177

Consumer Discretionary Sector Total		75,390,088	11.39%

Energy
Oil: Crude Producers
359,900	Contango Oil & Gas, Inc. *	11,963,076
595,006	Matador Resources Co. *	15,380,905
Oil: Crude Producers Total		27,343,981
Oil Well Equipment & Services
318,988	Geospace Technologies Corp. *	11,212,428
920,000	Profire Energy, Inc. *	3,818,000
Oil Well Equipment & Services Total		15,030,428

Energy Sector Total		42,374,409	6.40%

Financial Services
Asset Management & Custodian
272,400	Westwood Holdings Group, Inc.	15,442,356
Financial Data & Systems
525,000	Advent Software, Inc.	16,569,000
91,250	Morningstar, Inc.	6,195,875
Financial Data & Systems Total		22,764,875

	Financial Services Sector Total	38,207,231	5.77%
CONESTOGA SMALL CAP FUND
Schedule of Investments (Continued)
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Bio-Technology Research and Production
163,950	Ligand Pharmaceuticals, Inc. *	$ 7,704,011
566,300	Repligen Corp. *	11,275,033
Bio-Technology Research and Production Total		18,979,044
Healthcare Management Services
236,000	Healthcare Services Group, Inc.	6,751,960
440,000	National Research Corp., Class A * #	5,724,400
210,000	National Research Corp., Class B * #	7,791,000
760,000	Omnicell, Inc. *	20,770,800
Healthcare Management Services Total		41,038,160
Healthcare Services
240,000	Medidata Solutions, Inc. *	10,629,600
Medical Equipment
257,000	Abaxis, Inc.	13,032,470
Medical and Dental Instruments and Supplies
301,000	Align Technology, Inc. *	15,555,680
520,725	Cantel Medical Corp.	17,902,525
581,350	Neogen Corp. *	22,963,325
80,000	TECHNE Corp.	7,484,000
5,920	Vascular Solutions, Inc. *	146,224
Medical and Dental Instruments and Supplies Total		64,051,754

	Healthcare Sector Total	147,731,028	22.32%

Materials and Processing
Building: Climate Control
1,072,500	AAON, Inc.	18,243,225
Building Materials
487,500	Simpson Manufacturing Company, Inc.	14,210,625
Chemicals: Specialty
314,350	Balchem Corp., Class B	17,782,780

Materials and Processing Sector Total		50,236,630	7.59%

Producer Durables
Back Office Support HR & Consulting
288,000	Advisory Board Co. *	13,417,920
101,950	Costar Group, Inc. *	15,857,303
Back Office Support HR & Consulting Total		29,275,223
Commercial Services
350,000	Rollins, Inc.	10,248,000
CONESTOGA SMALL CAP FUND
Schedule of Investments (Continued)
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Producer Durables (Continued)
Diversified Manufacturing Operations
814,125	Raven Industries, Inc.	$ 19,864,650
Machinery: Industrial
237,300	Proto Labs, Inc. *	16,373,700
Scientific Instruments & Services
257,775	Faro Technologies, Inc. *	13,082,081
Scientific Instruments: Control and Filter
590,000	Sun Hydraulics Corp.	22,178,100
Scientific Instruments: Gauges & Meters
181,735	Mesa Laboratories, Inc. #	10,500,648

Producer Durables Sector Total		121,522,402	18.36%

Technology
Computer Services Software and Systems
947,125	ACI Worldwide, Inc. *	17,768,065
515,000	Blackbaud, Inc.	20,234,350
620,000	Bottomline Technologies, Inc. *	17,105,800
585,000	EXA Corp. *	6,598,800
570,000	Fleetmatics Group PLC (Ireland) *	17,385,000
811,600	NIC, Inc.	13,975,752
669,925	Pros Holdings, Inc. *	16,882,110
685,725	SciQuest, Inc. *	10,313,304
330,000	SPS Commerce, Inc. *	17,539,500
209,425	Tyler Technologies, Inc. *	18,513,170
Computer Services Software and Systems Total		156,315,851
Computer Technology
100,000	Stratasys, Inc. *	12,078,000
Electronic Components
398,925	Acacia Research Corp.	6,175,359
142,500	NVE Corp. *	9,196,950
Electronic Components Total		15,372,309

	Technology Sector Total	183,766,160	27.77%

TOTAL COMMON STOCKS
	(Cost $561,677,494)	$659,227,948	99.60%

CONESTOGA SMALL CAP FUND
Schedule of Investments (Continued)
September 30, 2014

			% of Total
Shares		Value	Net Assets

SHORT-TERM INVESTMENTS
7,642,724	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $7,642,724)	$ 7,642,724	1.16%

TOTAL INVESTMENTS
	(Cost $569,320,218)	$666,870,672	100.76%

	Liabilities in Excess of Other Assets	(5,028,244)	(0.76)%

	TOTAL NET ASSETS	$661,842,428	100.00%

* Non-income producing
** Variable rate security; the rate shown represents the yield at September 30, 2014.
# The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 3).

The accompanying notes are in integral part of the financial statements.

CONESTOGA SMID CAP FUND

Securities Holdings by Sector

September 30, 2014

(Unaudited)

The following chart gives a visual breakdown of the SMid Cap Fund by the economic sectors* in which it invests.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2014 were $2,786,121.

Financial Services, 6.39%
Energy, 7.68%
Consumer Discretionary, 12.14%
Healthcare, 11.75%
Liabilities In Excess Of Other Assets, (0.96)%
Materials and Processing, 6.34%
Short-Term Investments, 2.81%
Technology, 22.86%
Producer Durables, 30.99%

*Russell Sectors

Liabilities in Excess of Other Assets is not a Russell Sector.

CONESTOGA SMID CAP FUND
Schedule of Investments
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
1,700	Dorman Products, Inc. *	$ 68,102
1,000	Gentex Corp.	26,770
Auto Parts Total		94,872
Educational Services
1,935	Grand Canyon Education, Inc. *	78,890
2,405	Healthstream, Inc. *	57,744
Educational Services Total		136,634
Recreational Vehicles & Boats
510	Polaris Industries, Inc.	76,393
Specialty Retail
710	Hibbett Sports, Inc. *	30,267

Consumer Discretionary Sector Total		338,166	12.14%

Energy
Oil: Crude Producers
850	SM Energy Co.	66,300
Oil Well Equipment & Services
480	Core Laboratories NV (Netherlands)	70,248
500	Geospace Technologies Corp. *	17,575
920	Oceaneering International, Inc.	59,956
Oil Well Equipment & Services Total		147,779

Energy Sector Total		214,079	7.68%

Financial Services
Financial Data & Systems
1,900	Advent Software, Inc.	59,964
520	Morningstar, Inc.	35,308
Financial Data & Systems Total		95,272
Insurance: Multi-Line
130	Markel Corp. *	82,700

	Financial Services Sector Total	177,972	6.39%

CONESTOGA SMID CAP FUND
Schedule of Investments (Continued)
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (Continued)
Healthcare
Bio-Technology Research and Production
450	Ligand Pharmaceuticals, Inc. *	$ 21,145
Healthcare Management Services
2,500	Omnicell, Inc. *	68,325
Healthcare Services
935	Medidata Solutions, Inc. *	41,411
Medical Equipment
885	Abaxis, Inc.	44,878
Medical and Dental Instruments and Supplies
1,030	Align Technology, Inc. *	53,230
1,250	Neogen Corp. *	49,375
525	TECHNE Corp.	49,114
Medical and Dental Instruments and Supplies Total		151,719

	Healthcare Sector Total	327,478	11.75%

Materials and Processing
Building: Climate Control
3,225	AAON, Inc.	54,857
Building Materials
2,070	Simpson Manufacturing Company, Inc.	60,341
Chemicals: Specialty
1,085	Balchem Corp., Class B	61,378

Materials and Processing Sector Total		176,576	6.34%

Producer Durables
Aerospace
1,125	Heico Corp., Class A	45,338
Back Office Support HR & Consulting
1,055	Advisory Board Co. *	49,153
2,165	Copart, Inc. *	67,797
575	Costar Group, Inc. *	89,436
750	IHS, Inc., Class A *	93,892
Back Office Support HR & Consulting Total		300,278
Environmental Maint & Security Service
2,190	Rollins, Inc.	64,123

CONESTOGA SMID CAP FUND
Schedule of Investments (Continued)
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (Continued)
Producer Durables (Continued)
Diversified Manufacturing Operations
2,100	Raven Industries, Inc.	$ 51,240
Scientific Instruments: Control and Filter
1,855	Donaldson Company, Inc.	75,369
1,285	Sun Hydraulics Corp.	48,303
Scientific Instruments: Control and Filter Total		123,672
Scientific Instruments: Gauges & Meters
2,415	Trimble Navigation Ltd. *	73,658
Scientific Instruments & Services
780	Faro Technologies, Inc. *	39,585
Machinery: Industrial
800	Proto Labs, Inc. *	55,200
550	Westinghouse Air Brake Technologies Corp.	44,572
Machinery: Industrial Total		99,772
Machinery: Specialty
900	Graco, Inc.	65,682

Producer Durables Sector Total		863,348	30.99%

Technology
Computer Services Software & Systems
3,075	ACI Worldwide, Inc. *	57,687
800	Ansys, Inc. *	60,536
1,715	BlackBaud, Inc. *	67,382
2,200	Bottomline Technologies, Inc. *	60,698
1,850	Fleetmatics Group PLC (Ireland) *	56,425
2,500	NIC, Inc.	43,050
2,000	Pros Holdings, Inc. *	50,400
2,285	SciQuest, Inc.	34,366
750	SPS Commerce, Inc. *	39,863
750	Tyler Technologies, Inc. *	66,300
Computer Services Software & Systems Total		536,707
Electronics
605	IPG Photonics Corp. *	41,612

CONESTOGA SMID CAP FUND
Schedule of Investments (Continued)
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (Continued)
Technology (Continued)
Computer Technology
485	Stratasys, Inc. *	$ 58,578

	Technology Sector Total	636,897	22.86%

TOTAL COMMON STOCKS
	(Cost $3,044,022)	$2,734,516	98.15%

SHORT-TERM INVESTMENTS
78,440	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $78,440)	78,440	2.81%

TOTAL INVESTMENTS
	(Cost $3,122,462)	$2,812,956	100.96%

	Liabilities In Excess Of Other Assets	(26,835)	(0.96)%

	TOTAL NET ASSETS	$2,786,121	100.00%

* Non-income producing
** Variable rate security; the rate shown represents the yield at September 30, 2014.

The accompanying notes are in integral part of the financial statements.

CONESTOGA FUNDS

Statements of Assets and Liabilities
September 30, 2014

Assets:	SMALL CAP FUND	SMID CAP FUND
Investments in Securities:
Unaffiliated Investments at Value (Cost $545,110,906 and $3,122,462, respectively)	$ 642,854,624	$ 2,812,956
Affiliated Investments at Value (Cost $24,209,312 and $0, respectively)	24,016,048	-
Total Investments at Value (Cost $569,320,218 and $3,122,462, respectively)	666,870,672	2,812,956
Receivables:
Shareholder Subscriptions	959,016	-
Dividends	309,456	652
Interest	44	1
Prepaid Expenses	22,306	2,135
Deferred Offering Expense	-	7,198
Total Assets	668,161,494	2,822,942
Liabilities:
Payables:
Securities Purchased	4,651,145	-
Shareholder Redemptions	1,002,083	9,529
Accrued Investment Advisory Fees	416,289	8,960
Accrued Distribution Fees	173,110	4,627
Accrued Trustees' Fees	761	14
Other Expenses	75,678	13,691
Total Liabilities	6,319,066	36,821
Net Assets	$ 661,842,428	$ 2,786,121

Net Assets Consist of:
Beneficial Interest Paid-in	$ 550,211,624	$ 3,096,626
Accumulated Net Investment Loss	(2,066,953)	-
Accumulated Net Realized Gain (Loss) on Investments	16,147,303	(999)
Net Unrealized Appreciation (Depreciation) in Value of Investments	97,550,454	(309,506)
Net Assets	$ 661,842,428	$ 2,786,121

Institutional Class Shares:
Net Assets	$ 43,354,911
Shares outstanding, Unlimited Number of Shares Authorized with a $0.001 Par Value, respectively	1,410,764
Net Asset Value, Offering and Redemption Price Per Share ($43,354,911/1,410,764 shares)	$ 30.73

Investors Class Shares:
Net Assets	$ 618,487,517	$ 2,786,121
Shares outstanding, Unlimited Number of Shares Authorized with a $0.001 Par Value, respectively	20,135,208	319,000
Net Asset Value, Offering and Redemption Price Per Share	$ 30.72	$ 8.73
($618,487,517/20,135,208 shares) and ($2,786,121/319,000 shares), respectively

The accompanying notes are in integral part of the financial statements.

CONESTOGA FUNDS

Statements of Operations
For the Year or Period Ended September 30, 2014

Investment Income:	SMALL CAP FUND	SMID CAP FUND*
Dividends:
Unaffiliated dividends (net of foreign taxes withheld of $0 and $57, respectively)	$ 3,127,718	$ 8,573
Affiliated dividends (Note 3)	78,809	-
Interest	2,568	8
Total Investment Income	3,209,095	8,581
Expenses:
Investment advisory fees (Note 3)	7,882,437	15,730
Shareholder servicing fees (Note 3)
Institutional Class	3,421	-
Investors Class	441,470	4,627
Distribution fees - Investors Class (Note 3)	88,294	-
Audit expenses	15,000	11,241
Legal expenses	14,143	54,751
Custody expenses	13,465	1,602
Transfer agent expenses (Note 3)	51,548	8,436
Registration expenses	1,631	2,929
Miscellaneous expenses	7,315	882
Printing and mailing fees	24,080	-
Compliance fees	677	-
Trustees' fees	147,531	504
Offering Expense	-	21,595
Total expenses	8,691,012	122,297
Less: Advisory fees waived and expenses reimbursed	(977,257)	(97,068)
Net expenses	7,713,755	25,229

Net Investment Loss	(4,504,660)	(16,648)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments:
Unaffiliated investments	19,354,097	10,009
Net change in unrealized appreciation (depreciation):
Unaffiliated investments	(74,528,182)	(309,506)
Affiliated investments	(5,030,561)	-
Net realized and unrealized loss on investments	(60,204,646)	(299,497)

Net decrease in net assets resulting from operations	$ (64,709,306)	$ (316,145)

* For the period January 21, 2014 (commencement of investment operations) through September 30, 2014.

The accompanying notes are in integral part of the financial statements.

CONESTOGA SMALL CAP FUND

STATEMENT OF CHANGE IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	9/30/2014	9/30/2013
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (4,504,660)	$ (344,432)
Net realized gain on investments	19,354,097	13,525,042
Net change in unrealized appreciation (depreciation) on investments	(79,558,743)	118,985,475
Net increase (decrease) in net assets resulting from operations	(64,709,306)	132,166,085

Distributions to shareholders from:
Net realized gain on investments
Investor Class	(12,065,191)	(1,594,183)
Total Distributions	(12,065,191)	(1,594,183)

From Fund share transactions:
Proceeds from sale of shares
Institutional Class *	45,412,168	-
Investor Class	488,167,016	222,463,952
Shares issued on reinvestment of distributions
Institutional Class *	-	-
Investor Class	10,521,331	1,366,522
Cost of shares redeemed
Institutional Class *	(86,897)	-
Investor Class	(354,375,678)	(102,424,192)
Total increase in net assets from Fund share transactions	189,637,940	121,406,282

Total increase in net assets	112,863,443	251,978,184

Net Assets at Beginning of Year	548,978,985	297,000,801
Net Assets at End of Year (Includes accumulated net
investment loss of $2,066,953 and $1,283,470, respectively)	$ 661,842,428	$ 548,978,985

* For the period August 13, 2014 (commencement of operations of Small Cap Insitutional Class) through September 30, 2014.

The accompanying notes are in integral part of the financial statements.

CONESTOGA SMID CAP FUND

STATEMENT OF CHANGE IN NET ASSETS

For the
Period Ended
9/30/2014 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (16,648)
Net realized gain on investments	10,009
Net change in unrealized depreciation on investments	(309,506)
Net decrease in net assets resulting from operations	(316,145)

From Fund share transactions:
Proceeds from sale of shares	3,154,401
Cost of shares redeemed	(52,135)
Total increase in net assets from Fund share transactions	3,102,266

Total increase in net assets	2,786,121

Net Assets at Beginning of Period	-
Net Assets at End of Period (Includes accumulated net
investment loss of $-)	$ 2,786,121

* For the period January 21, 2014 (commencement of investment operations) through September 30, 2014.

The accompanying notes are in integral part of the financial statements.

CONESTOGA SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	For the
	Period Ended
	9/30/2014 *

Net asset value - beginning of period	$32.18

From Operations:
Net investment loss (a)	(0.01)
Net realized and unrealized loss on investments	(1.44)
Total from investment operations	(1.45)

Net asset value - end of period	$30.73

Total return	(4.51)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 43,355

Before waivers
Ratio of expenses to average net assets	1.09%	(c)
Ratio of net investment loss to average net assets	(0.40)%	(c)

After waivers
Ratio of expenses to average net assets	0.90%	(c)
Ratio of net investment loss to average net assets	(0.20)%	(c)

Portfolio turnover rate	18.13%	(b)

* For the period August 13, 2014 (commencement of operations of Small Cap Insitutional Class) through September 30, 2014.
(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b) Not Annualized.
(c) Annualized.

The accompanying notes are in integral part of the financial statements.

CONESTOGA SMALL CAP FUND

INVESTORS CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2014	9/30/2013	9/30/2012	9/30/2011	9/30/2010

Net asset value - beginning of year	$33.59	$24.90	$20.43	$19.28	$16.92

From Operations:
Net investment loss (a)	(0.22)	(0.02)	(0.12)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.02)	8.83	5.10	1.23	2.40
Total from investment operations	(2.24)	8.81	4.98	1.15	2.36

Distributions to shareholders:
From net investment income	−	−	−	−	−
From net realized capital gains	(0.63)	(0.12)	(0.51)	−	−
Total distributions	(0.63)	(0.12)	(0.51)	−	−

Net asset value - end of year	$30.72	$33.59	$24.90	$20.43	$19.28

Total return	(6.96)%	35.59%	24.61%	5.96%	13.95%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 618,488	$ 548,979	$ 297,001	$ 133,214	$ 103,066

Before waivers
Ratio of expenses to average net assets	1.24%	1.21%	1.22%	1.27%	1.24%
Ratio of net investment loss to average net assets	(0.78)%	(0.20)%	(0.62)%	(0.53)%	(0.40)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.64)%	(0.09)%	(0.50)%	(0.36)%	(0.26)%

Portfolio turnover rate	18.13%	14.98%	16.42%	18.03%	22.53%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

The accompanying notes are in integral part of the financial statements.

CONESTOGA SMID CAP FUND

INVESTORS CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	For the
	Period Ended
	9/30/2014 *

Net asset value - beginning of period	$10.00

From Operations:
Net investment loss (a)	(0.06)
Net realized and unrealized loss on investments	(1.21)
Total from investment operations	(1.27)

Net asset value - end of period	$8.73

Total return	(12.70)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 2,786

Before waivers
Ratio of expenses to average net assets	6.58%	(c)
Ratio of net investment loss to average net assets	(6.12)%	(c)

After waivers
Ratio of expenses to average net assets	1.35%	(c)
Ratio of net investment loss to average net assets	(0.89)%	(c)

Portfolio turnover rate	9.60%	(b)

* For the period January 21, 2014 (commencement of investment operations) through September 30, 2014.
(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b) Not Annualized.
(c) Annualized.

The accompanying notes are in integral part of the financial statements.

CONESTOGA FUNDS

Notes to Financial Statements

September 30, 2014

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital. The Small Cap Fund currently offers two classes of shares, Investors Class and Institutional Class. The Small Cap Fund Investors Class commenced operations on October 1, 2002. The Small Cap Fund Institutional Class commenced operations on August 13, 2014.  The SMid Cap Fund is authorized to offer two classes of shares, Investors Class and Institutional Class. The SMid Cap Fund Investors Class commenced investment operations on January 21, 2014. As of September 30, 2014, Institutional Class shares of the SMid Cap Fund have not been issued. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).  As of February 28, 2014, the Conestoga Mid Cap Fund, another Fund previously offered by the Trust, was liquidated and closed.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of September 30, 2014 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2014 (Total)
Assets
Short-Term Investments	$ 7,642,724	$ -	$ -	$ 7,642,724
Common Stocks	659,227,948	-	-	659,227,948
Total	$ 666,870,672	$ -	$ -	$ 666,870,672

At September 30, 2014, there were no transfers among Level 1, 2, or 3 based on the input levels on September 30, 2013. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by industry, please refer to the Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the year ended September 30, 2014.

The following table presents information about the SMid Cap Fund’s assets measured at fair value as of September 30, 2014, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2014 (Total)
Assets
Short-Term Investments	$ 78,440	$ -	$ -	$ 78,440
Common Stocks	2,734,516	-	-	2,734,516
Total	$ 2,812,956	$ -	$ -	$ 2,812,956

At September 30, 2014, there were no transfers among Level 1, 2, or 3 based on the input levels on January 21, 2014 (commencement of investment operations). It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by industry, please refer to the Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the period ended September 30, 2014.

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of September 30, 2014, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2011-2013) and the year or period ended September 30, 2014 are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale, late year, and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other -Permanent book/tax differences are reclassified among the components of capital and do not affect net assets.

Offering Expenses - Offering expenses of $28,793 were incurred by the SMid Cap Fund in connection with the offering of its shares. Offering expenses are amortized over a 12 month period using the straight line method.

Expenses - Expenses incurred by the Trust that do not relate to a specific Fund of the Trust will be allocated to the individual Funds based on each Fund's relative net assets or another appropriate basis (as determined by the Trustees).

Note 3. Investment Advisory Agreement and Other Related Party Transactions

Prior to July 1, 2014, under the terms of the previous Investment Advisory Agreement, the Adviser paid all Small Cap Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs. Prior to July 1, 2014, pursuant to the Investment Advisory Agreement the Small Cap Fund paid the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund. As of July 1, 2014, the Small Cap Fund changed from a unitary fee, as described above, to a fee for investment advisory services only, with other services provided separately.  For the period of October 1, 2013 through June 30, 2014, the Small Cap Fund incurred investment advisory fees of $6,262,353.

Effective July 1, 2014, the Small Cap Fund entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund. Pursuant to the Investment Advisory Agreement, the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.90% of average daily net assets of the Small Cap Fund.  For the period of July 1, 2014 through September 30, 2014, the Small Cap Fund incurred investment advisory fees of $1,620,084.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Small Cap Fund’s average daily net assets until at least January 31, 2016.  In addition, if at any point during the two fiscal years after the fiscal year in which the Adviser waived fees and/or made reimbursements, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the year ended September 30, 2014, the Adviser waived $343,865 of its fees under this arrangement.

Period Ended	Amount Recoverable	Recoverable Through
September 30, 2014	$343,865	September 30, 2016

The SMid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund.  Pursuant to the Advisory Agreement, the SMid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the SMid Cap Fund.  For the period January 21, 2014 (commencement of investment operations) through September 30, 2014, the SMid Cap Fund incurred advisory fees of $15,730.  The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the SMid Cap Fund’s average daily net assets until at least February 1, 2015.  In addition, if at any point during the two fiscal years after the fiscal year or period in which the Adviser waived fees and/or made reimbursements, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the period ended September 30, 2014, the Adviser waived fees and reimbursed expenses of $97,068.

Period Ended	Amount Recoverable	Recoverable Through
September 30, 2014	$97,068	September 30, 2016

The Trust, on behalf of the Small Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Small Cap Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.  The Distribution Plan provides that the Small Cap Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Small Cap Fund's average daily net assets. The Trustees have determined to limit the distribution fees paid by Investors Class Shares of the Small Cap Fund to an annual rate of 0.05% of the average daily net assets attributable to Investors Class Shares through at least September 30, 2014. For the year ended September 30, 2014, the Small Cap Fund Investors Class incurred $88,294 in 12b-1 fees.

The Trust, on behalf of the Small Cap Fund and the Investors Class of the SMid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Small and SMid Cap Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Small and SMid Cap Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Investors Class Shares serviced by a particular agent. Institutional Class Shares of the Small Cap Fund may pay a fee at an annual rate of up to 0.10% of the average daily net assets of the Institutional Class Shares serviced by a particular agent.  For the year or period ended September 30, 2014, the Small Cap and SMid Cap Fund incurred $444,891 and $4,627, respectively, in Shareholder Service Fees.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Funds pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Funds except those reserved by the Funds’ investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Funds’ net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Funds, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Funds’ financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, for the Small Cap Fund and for the SMid Cap Fund, the Fund shall pay MSS an annual fee, paid monthly, based on the average net assets of each Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.  As of September 30, 2014,  MSS no longer provides an Assistant Treasurer to the Funds.

Distributor

Arbor Court Capital, LLC serves as distributor of the Small Cap Fund and SMid Cap Fund.

Affiliated Investments

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Accordingly, during the year ended September 30, 2014, the following portfolio companies were considered to have been affiliates of the Small Cap Fund. Transactions in these companies during the year ended September 30, 2014 were as follows:

	9/30/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	9/30/2014 Value	Net Realized Gains (Losses)	Dividend Income
Mesa Laboratories, Inc.	$ 4,346,715	$ 9,479,373	$ -	$(3,325,440)	$10,500,648	$ -	$ 78,809
National Research Corp., Class A	$ 7,908,600	$ 316,846	$ -	$(2,501,046)	$ 5,724,400	$ -	$ -
National Research Corp., Class B	$ 2,687,400	$ 4,307,675	$ -	$ 795,925	$ 7,791,000	$ -	$ -
	$14,942,715	$14,103,894	$ -	$(5,030,561)	$24,016,048	$ -	$ 78,809

The shares held in companies considered to be affiliates as of the year ended September 30, 2014 were as follows:

Shares
Mesa Laboratories, Inc.	181,735
National Research Corp., Class A	440,000
National Research Corp., Class B	210,000

Note 4. Concentration of Investments

The Small Cap Fund currently invests greater than 25% of its net assets in the technology sector and the SMid Cap Fund invests greater than 25% of its net assets in the producer durables sector. Concentration of investments in a particular sector poses additional risk since events unique to a sector could affect those securities. These events may not necessarily affect the whole economy.

Note 5. Investment Transactions

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the year ended September 30, 2014, were as follows:

Purchases……………………………………………..………….…	$ 293,094,196
Sales……………………………………………………………….….	$ 122,231,014

SMID CAP FUND:

Investment transactions, excluding short-term investments, for the period January 21, 2014 (commencement of investment operations) through September 30, 2014, were as follows:

Purchases……………………………………………..………….…	$ 3,286,751
Sales……………………………………………………………….….	$ 252,737

Note 6. Federal Income Tax

SMALL CAP FUND:

For Federal Income Tax purposes, the cost of investments owned at September 30, 2014, is $569,371,536.  As of September 30, 2014, the gross unrealized appreciation on a tax basis totaled $161,698,822 and the gross unrealized depreciation totaled $64,199,686 for a net unrealized appreciation of $97,499,136.

As of September 30, 2014 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$  97,499,136

Accumulated net realized gain on investments

    16,198,621

Accumulated net investment loss

      -

Late year losses

    (2,066,953)

Total

$111,630,804

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2014, the Small Cap Fund incurred and elected to defer such late year losses of $2,066,953.

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013:

	September 30, 2014	September 30, 2013
Ordinary income	$ 2,290,291	$ 298,991
Long term capital gain	9,774,900	1,295,192
Total	$12,065,191	$ 1,594,183

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Small Cap Fund for the year ended September 30, 2014 as follows: a decrease in paid-in-capital of $1; an increase in accumulated net investment income of $3,721,177; and a decrease in accumulated net realized gain on investments of $3,721,176.

SMID CAP FUND:

For Federal Income Tax purposes, the cost of investments owned at September 30, 2014 is $3,123,461.  As of September 30, 2014, the gross unrealized appreciation on a tax basis totaled $61,946 and the gross unrealized depreciation totaled $372,451 for a net unrealized depreciation of $310,505.  During the period January 21, 2014 (commencement of investment operations) through September 30, 2014, the SMid Cap Fund did not pay any distributions.

As of September 30, 2014 the components of accumulated earnings on a tax basis were as follows:

Net unrealized depreciation

$(310,505)

Accumulated net realized gain on investments

               -

Undistributed net investment income

 -

Total

$(310,505)

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized loss reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized depreciation on a tax basis and the net unrealized depreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the SMID Cap Fund for the period ended September 30, 2014 as follows: a decrease in paid-in-capital of $5,640; an increase in accumulated net investment income of $16,648; and a decrease in accumulated net realized gain on investments of $11,008.

Note 7. Beneficial Interest

The following table summarizes the activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2014		For the Year Ended September 30, 2013
	Shares	Value	Shares	Value
Issued	14,082,169	$ 488,167,016	8,022,704	$ 222,463,952
Reinvested	287,468	10,521,331	55,799	1,366,522
Redeemed	(10,578,882)	(354,375,678)	(3,662,644)	(102,424,192)
Total	3,790,755	$ 144,312,669	4,415,859	$ 121,406,282

The following table summarizes the activity in Institutional Class shares of the Small Cap Fund:

	For the Period August 13, 2014 (commencement of operations Small Cap Institutional Class ) through September 30, 2014
	Shares	Value
Issued	1,413,551	$ 45,412,168
Redeemed	(2,787)	(86,897)
Total	1,410,764	$ 45,325,271

The following table summarizes the activity in Investors Class shares of the SMid Cap Fund:

	For the Period January 21, 2014 (commencement of investment operations) through September 30, 2014
	Shares	Value
Issued	324,475	$ 3,154,401
Redeemed	(5,475)	(52,135)
Total	319,000	$ 3,102,266

Note 8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 9. Control & Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of September 30, 2014, National Financial Service Corp., for the benefit of its customers, owned 43.15% of the Small Cap Fund.  As of September 30, 2014, National Financial Service Corp., for the benefit of its customers, owned 88.34% of the SMid Cap Fund.

Note 10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Conestoga Small Cap Fund and

Conestoga SMid Cap Fund and the Board of Trustees of

Conestoga Funds

We have audited the accompanying statement of assets and liabilities of Conestoga Small Cap Fund, a series of shares of beneficial interest in the Conestoga Funds, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  We have also audited the accompanying statement of assets and liabilities of Conestoga SMid Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, including the schedule of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period January 21, 2014 (commencement of operations) through September 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund as of September 30, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 24, 2014

CONESTOGA FUNDS

Additional Information (Unaudited)

September 30, 2014

SHAREHOLDER MEETING RESULTS (unaudited)

A Special Meeting of Shareholders of Conestoga Funds was held on May 29, 2014 and reconvened on June 27, 2014, at the offices of Conestoga Capital Advisors, LLC, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, Pennsylvania.  At the meeting, the following matters were voted upon by the shareholders of Conestoga Funds (the resulting votes are presented below):

1.

Election of seven Trustees of Conestoga Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William B. Blundin	13,542,716.929	126,687.125
Nicholas J. Kovich	13,559,706.214	109,697.840
James G. Logue	13,565,411.823	103,992.231
Richard E. Ten Haken	13,553,609.083	115,794.971
William C. Martindale, Jr.	13,556,423.950	112,980.104
Robert M. Mitchell	13,567,329.651	102,074.403
John G. O’Brien	13,561,981.127	107,422.927

2.

To approve a new investment advisory agreement between Conestoga Capital Advisors, LLC and the Trust, on behalf of the SMid Cap Fund.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
SMid Cap Fund	273,556.000	0	0	27,214.000

3.

To approve a new investment advisory agreement between Conestoga Capital Advisors, LLC and the Trust, on behalf of the Small Cap Fund.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Small Cap Fund	7,140,815.788	41,580.554	166,676.053	2,913,570.521

4.

To approve a distribution plan under rule 12b-1 of the Investment Company Act of 1940, as amended, for Investors Class Shares of the Small Cap Fund.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Small Cap Fund	7,073,670.268	90,042.468	185,359.659	2,913,570.521

CONESTOGA FUNDS

Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
William B. Blundin (1939)	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Vice Chairman and Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen & Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
Richard E. Ten Haken (1934)	Trustee	Since 2002

Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992, Chairman of Audit Committee from 1992 to 2001, Independent Trustee from 1982 to 2001; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President from 1992 to 1994, Trustee from 1972 to 1994, Vice-Chairman of Board and Vice-President from 1977 to 1992; District Superintendent of Schools, State of New York from 1970 to 1993.

				3	None
John G. O’Brien (1941)	Trustee	Since 2014	Managing Director, Prairie Capital Management since 2001.	3	Founding Trustee of the Center for Entrepreneurial Study and Development
Interested Trustees [4]:
William C. Martindale, Jr. [5] (1942)	Chairman of the Board, CEO & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	3	None
Robert M. Mitchell[5] (1969)	Trustee & Treasurer	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

CONESTOGA FUNDS

Trustees and Officers (Continued) (Unaudited)

Name & Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2008	Managing Partner, Co-Founder and Head Trader of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006; Senior Vice President—Consultant Relationships for Delaware Investments from 1997 to 2005.
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer at McHugh Associates from 2001 to 2008.
David M. Lawson (1951)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates from 1995 to 2008.
Michelle L. Patterson (1976)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Operations and Marketing Analyst since 2001.
M. Lorri McQuade (1950)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Administrative Manager since 2001.
Alida Bakker-Castorano (1960)	Vice President since 2011

Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC since 2011; Client Service at Logan Capital from 2009 to 2011; Operations and Trading Support at McHugh Associates from 2001 to 2009.

Notes:

1

There is no defined term of office for service as a Trustee or Officer.  Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Funds and the Institutional Advisors LargeCap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies"), or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

5

Messrs. Mitchell and Martindale are deemed to be “interested persons” of Trust by reason of their current and former positions, respectively, at the Funds’ Adviser.

CONESTOGA FUNDS

Additional Information

September 30, 2014 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds’ portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Funds’ Statement of Additional Information ("SAI") include additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2014, the Small Cap Fund Investors Class paid a short term capital gain distribution of $0.12018 per share and a long term capital gain distribution of $0.51293 per share on December 27, 2013, for a total distribution of $12,065,191. During the period August 14, 2014 (commencement of investment operations) through September 30, 2014, the Small Cap Fund Institutional Class did not pay a distribution.

During the period January 21, 2014 (commencement of investment operations) through September 30, 2014, the SMid Cap Fund did not pay a distribution.

Board of Trustees

Interested Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

Independent Trustees

William B. Blundin

Nicholas J. Kovich

James G. Logue

John G. O'Brien

Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road, Suite 120 East

Wayne, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank, NA

928 Grand Blvd.

Kansas City, MO  64106

Distributor

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Cleveland, OH  44122

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap and SMid Cap Funds' Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

Alida Bakker-Castorano, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2014

Manager’s Letter

As of September 30, 2014

Dear Fellow Shareholders,

The market worked its way slightly higher in the third quarter, posting new all-time highs in late September. Seven of the ten industry sectors moved higher, with Energy and Utilities being noticeably weak. Investors shrugged off military conflicts in Syria, Iraq, Gaza, and Ukraine and, instead, focused on Federal Reserve intentions and corporate earnings, share buybacks, and merger announcements.

The perception is that the Federal Reserve will have difficulty raising interest rates as long as the current low inflation environment continues. There is little evidence of inflation pressure because average hourly earnings/wages were unchanged in September and up only two percent over the past twelve months. The U.S. dollar has been very strong versus all other currencies because U.S. growth has remained persistent, while Europe, Brazil, and China have shown recent weakness. Although volatility in the S&P 500 has risen, this lack of inflation pressure coupled with U.S. dollar strength has caused turmoil in the commodity markets with oil, grains, and precious metals showing significant volatility. It seems that the world is betting on our economy and its ability to deliver slow but sustainable economic growth, with little inflation risks, and to deliver this growth in spite of the Fed’s elimination of its bond buying program in October.

Within the S&P 500, the best performing industry sectors in the third quarter were Health Care (+5.45%) and Information Technology (+4.77%), while the worst performers were Energy (-8.62%) and Utilities (-3.97%). Investors generally favored stable over cyclical, growth over value, and high beta over low beta. The market also showed a strong bias towards large capitalization stocks over small capitalization stocks.

The total return of the Institutional Advisors LargeCap Fund (“IALFX”or the “Fund”) for the third quarter of 2014 was -0.10% versus the S&P 500 of +1.13%.  Year-to-date the Fund has produced a total return of +7.92% versus the S&P 500’s return of +8.34% and for the last twelve months, your Fund produced a total return of +18.89% versus the S&P 500’s return of +19.73%. In the third quarter, stock selection in the Consumer Discretionary sector produced our largest relative performance led by TJX Companies Inc. and VF Corp which produced +11.69% and +5.23% returns respectively, while the sector produced a +0.26% return. Stock selection in the Consumer Staples sector was the biggest drag on the Fund’s relative performance where Walgreen Co. and McCormick & Co. significantly underperformed the sector. Our best sector allocation performance came from the Information Technology sector where the Fund was overweight in the second best performing sector.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX continues to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods. Institutional Advisors LLC remains committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Terry L. Morris

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Fund Growth

The Fund continued to grow in 2014.  Total net assets increased from $63,137,368 at the end of fiscal 2013 to $66,843,749 at the end of fiscal 2014.  This represents an increase of $3,706,381 during the Fund’s fifth full year of operation.

Portfolio Turnover and Capital Gains Distributions

The Fund historically has a much lower turnover rate than other comparable funds. For the fiscal year ended September 30, 2014 the Fund’s turnover rate was 19.52%, compared to 24.23% from the prior period.  For the fiscal year ended September 30, 2014, the Fund made a long-term capital gain distribution of $1.00228 per share, a short-term capital gain distribution of $.07368 per share, and a net income distribution of $.20445 per share to holders of record on December 26, 2013.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that Institutional Advisors LLC (the “Adviser”), pays for most of the Fund’s operating costs with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Adviser charges the Fund an annualized rate of 1.18% of the daily average net assets for the services it provides, while the total net expense ratio of the Fund is 1.21%, which includes a fee waiver.  In the fiscal year ended September 30, 2014, the contractual management fee incurred by the Fund was $774,721, of which $52,505 was waived, resulting in net management fees of $722,216.

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).  Distribution and selling services as permitted under the distribution plan are provided to the Fund by Rafferty Capital Markets, LLC (the “Distributor”) or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.  During the fiscal year ended September 30, 2014, the Fund incurred $6,566 in distribution fees.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  A shareholder servicing fee may be paid, for instance, to an organization that provides record keeping for Fund shareholders under its administration.  During the fiscal year ended September 30, 2014, the Fund did not pay any organization a shareholder servicing fee.

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2014, Trustee Fees and Expenses incurred by the Fund were $65,654.

Brokerage Costs

The direct net expenses of the Fund shown in this annual report were $794,436.  During fiscal 2014, the Fund paid brokerage costs of $30,517, down from $39,940 in fiscal 2013.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, and are costs paid by the shareholder.

Expenditures for brokerage were $0.61 for every $1,000 in average assets invested in the Fund for fiscal 2014, down from $.66 in fiscal 2013.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s portfolio managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in large cap stocks undertaken by the Adviser.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the Securities and Exchange Commission (the “SEC”) has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

Effective June 30, 2014, Conestoga Funds has seven Trustees on its Board.  Five of them (71% of the Board) are independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.ialfx.com.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-292-2660 and ask for information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Fund (part of Conestoga Family of Funds) to the SEC.

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 through September 30, 2014

Actual	$1,000.00	$1,043.48	$6.20
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.12

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Institutional Advisors LargeCap Fund

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to Inception (March 31, 2009)

(Unaudited)

Institutional Advisors LargeCap Fund $25,169
S&P 500 Index $27,782
Value of $10,000 Invested 3/31/2009
$33,000
$28,000
$23,000
$18,000
$13,000
$8,000
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014

	One Year Return	Three Year Return	Five Year Return	Since Inception (Annualized) (3/31/2009 through 9/30/2014)

Institutional Advisors LargeCap Fund	18.89%	19.64%	14.55%	18.27%
S&P 500 Index	19.73%	22.99%	15.70%	20.41%

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund's past performance does not predict its future performance.  The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

September 30, 2014

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2014 were $66,843,749.

Consumer Discretionary
13.09%
Consumer Staples
10.16%
Energy
8.95%
Financials
12.70%
Health Care
14.30%
Industrials
11.63%
Information Technology
25.01%
Materials
3.11%
Short-term Investments
1.04%
Other Assets in Excess of Liabilities *
0.01%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%

* Other Assets in Excess of Liabilities is not a sector.

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments
September 30, 2014

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Distributors
26,466	Genuine Parts Co.	$2,321,333
Multiline Retail
37,707	Macy's, Inc.	2,193,793
Specialty Retail
33,778	The TJX Companies, Inc.	1,998,644
Textiles, Apparel & Luxury Goods
33,833	VF Corp.	2,233,993

Consumer Discretionary Sector Total		8,747,763	13.09%

Consumer Staples

Beverages
22,428	PepsiCo, Inc.	2,087,823
Food Products
19,208	McCormick & Co.	1,285,015
Food & Staples Retailing
22,101	Walgreen Co.	1,309,926
Household Products
32,360	Colgate Palmolive Co.	2,110,519

Consumer Staples Sector Total		6,793,283	10.16%

Energy

Energy Equipment & Services
28,321	Halliburton Co.	1,826,988
9,222	Schlumberger Ltd.	937,785
Energy Equipment & Services Total		2,764,773
Oil, Gas & Consumable Fuels
9,386	Chevron Corp.	1,119,937
22,319	Exxon Mobil Corp.	2,099,102
Oil, Gas & Consumable Fuels Total		3,219,039

Energy Sector Total		5,983,812	8.95%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2014

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Banks
61,390	US Bancorp	$2,567,944
Consumer Finance
36,725	Discover Financial Services	2,364,723
Insurance
43,001	Marsh & McLennan Companies, Inc.	2,250,672
24,992	Torchmark Corp.	1,308,831
Insurance Total		3,559,503

Financials Sector Total		8,492,170	12.70%
Health Care

Health Care Equipment & Supplies
19,855	Baxter International, Inc.	1,424,993
31,759	Medtronic, Inc.	1,967,470
Health Care Equipment & Supplies Total		3,392,463
Health Care Providers & Services
19,045	Laboratory Corp. of America Holdings *	1,937,829
10,532	McKesson Corp.	2,050,264
Health Care Providers & Services Total		3,988,093
Pharmaceuticals
20,409	Johnson & Johnson	2,175,395

Health Care Sector Total		9,555,951	14.30%

Industrials

Aerospace & Defense
17,680	Raytheon Co.	1,796,642
15,498	United Technologies Corp.	1,636,589
Aerospace & Defense Total		3,433,231
Air Freight & Logistics
16,425	C.H. Robinson Worldwide, Inc.	1,089,306

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2014

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Industrials (Continued)

Machinery
15,443	Dover Corp.	$1,240,536
Road & Rail
18,554	Union Pacific Corp.	2,011,625

Industrials Sector Total		7,774,698	11.63%

Information Technology

Communications Equipment
76,670	Cisco Systems, Inc.	1,929,784
21,118	Qualcomm, Inc	1,578,993
Communications Equipment Total		3,508,777
Electronic Equipment, Instruments, & Components
27,557	TE Connectivity Ltd. (Switzerland)	1,523,627
IT Services
8,949	International Business Machines, Inc.	1,698,789
Semiconductors & Semiconductor Equipment
66,247	Intel Corp.	2,306,721
Software
61,718	Microsoft Corp.	2,861,246
53,478	Oracle Corp.	2,047,138
Software Total		4,908,384
Technology Hardware, Storage, & Peripherals
27,503	Apple, Inc.	2,770,927

Information Technology Sector Total		16,717,225	25.01%

Materials

Containers & Packaging
32,905	Ball Corp.	2,081,899

Materials Sector Total		2,081,899	3.11%

TOTAL COMMON STOCKS
	(Cost $43,615,273)	66,146,801	98.95%

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2014

SHORT-TERM INVESTMENTS
693,543	UMB Bank Money Market Fiduciary 0.01% **	693,543	1.04%
	(Cost $693,543)

TOTAL INVESTMENTS
	(Cost $44,308,816)	66,840,344	99.99%

	Other Assets in Excess of Liabilities	3,405	0.01%

	TOTAL NET ASSETS	$66,843,749	100.00%

* Non-income producing securities during the year.
** Variable rate security; the rate shown represents the yield at September 30, 2014.

The accompanying notes are in integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
September 30, 2014

Assets:
Investments, at Value (Cost $44,308,816)	$66,840,344
Receivables:
Shareholder Subscriptions	10,649
Dividends and Interest	93,158
Total Assets	66,944,151
Liabilities:
Shareholder Redemptions Payable	30,831
Investment Advisory Fees Payable	61,391
Distribution Fees Payable	6,891
Trustee Fees Payable	1,289
Total Liabilities	100,402

Net Assets	$66,843,749

Net Assets Consist of:
Beneficial Interest Paid-In	$39,109,543
Undistributed Net Investment Income	436,303
Accumulated Net Realized Gain on Investments	4,766,375
Net Unrealized Appreciation in Value of Investments	22,531,528
Net Assets, for 3,028,028 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$66,843,749
Net Asset Value, Offering Price and Redemption Price
Per Share ($66,843,749/3,028,028 shares)	$22.08

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Year Ended
September 30, 2014

Investment Income:
Dividends	$1,331,028
Interest	46
Total Investment Income	1,331,074
Expenses:
Investment advisory fees (Note 3)	774,721
Distribution fees (Note 3)	6,566
Trustees' fees and expenses	65,654
Total Expenses	846,941
Less: Advisory fees waived (Note 3)	(52,505)
Net Expenses	794,436

Net Investment Income	536,638

Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,039,371
Net change in unrealized appreciation on investments	5,680,080
Net realized and unrealized gain on investments	10,719,451

Net increase in net assets resulting from operations	$11,256,089

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	9/30/2014	9/30/2013
Increase (Decrease) In Net Assets
From Operations:
Net investment income	$536,638	$785,889
Net realized gain on investments	5,039,371	3,320,427
Net change in unrealized appreciation on investments	5,680,080	4,202,236
Net increase in net assets resulting from operations	11,256,089	8,308,552
Distributions to shareholders from:
Net investment income	(628,144)	(706,084)
Realized Gains	(3,305,736)	(581,231)
Total Distributions	(3,933,880)	(1,287,315)
From Fund share transactions:
Proceeds from sale of shares	7,945,718	8,174,477
Shares issued on reinvestment of distributions	497,570	171,779
Cost of shares redeemed	(12,059,116)	(11,138,888)
Total decrease in net assets resulting from Fund share transactions	(3,615,828)	(2,792,632)

Total increase in net assets	3,706,381	4,228,605

Net Assets at Beginning of Year	63,137,368	58,908,763
Net Assets at End of Year (Includes undistributed net
investment income of $436,303 and $527,809, respectively)	$66,843,749	$63,137,368

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011		September 30, 2010

Net asset value - beginning of year	$19.74	$17.62	$14.29	$14.12		$12.76

Net investment income (b)	0.17	0.24	0.15	0.10		0.07
Net realized and unrealized gain on investments	3.45	2.27	3.47	0.45	(a)	1.34
Total from investment operations	3.62	2.51	3.62	0.55		1.41

Distributions from:
Net investment income	(0.20)	(0.21)	(0.09)	(0.09)		(0.05)
Realized gains	(1.08)	(0.18)	(0.20)	(0.29)		−
Total distributions	(1.28)	(0.39)	(0.29)	(0.38)		(0.05)

Net asset value - end of year	$22.08	$19.74	$17.62	$14.29		$14.12

Total return	18.89%	14.66%	25.65%	3.73%		11.02%
Ratios/supplemental data
Net Assets - end of year (thousands)	$66,844	$63,137	$58,909	$50,053		$21,848

Before waivers
Ratio of expenses to average net assets	1.29%	1.29%	1.78%	1.87%		1.88%
Ratio of net investment income (loss) to average net assets	0.74%	1.22%	0.50%	0.11%		(0.05)%

After waivers
Ratio of expenses to average net assets	1.21%	1.21%	1.34%	1.35%		1.35%
Ratio of net investment income to average net assets	0.82%	1.30%	0.94%	0.63%		0.48%

Portfolio turnover rate	19.52%	24.23%	26.84%	25.93%		24.96%

(a)  The amount of net gain from securities (both realized and unrealized) per share may not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b) Per share net investment income has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2014

Note 1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series; the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga SMid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the Securities and Exchange Commission ("SEC"), and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1- Quoted prices in active markets for identical securities.

Level 2- Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2014, by major security type:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of September 30, 2014
	(Level 1)	(Level 2)	(Level 3)	(Total)
Assets
Short-Term Investments	$ 693,543	---	---	$ 693,543
Common Stocks	66,146,801	---	---	66,146,801
Total	$ 66,840,344	---	---	$ 66,840,344

At September 30, 2014, there had been no transfers among Level 1, 2, or 3 based upon the input levels on September 30, 2013. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by industry, please refer to the Schedule of Investments.  The Fund did not hold any Level 3 securities during the year ended September 30, 2014.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund's tax positions as of September 30, 2014, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statue of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2011-2013) and the year September 30, 2014, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Other –Permanent book/tax differences are reclassified among the components of capital.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Expenses - Expenses incurred by the Trust that do not relate to a specific Fund or the Trust will be allocated to the individual Funds based on each Fund's relative net assets or another appropriate basis (as determined by the Trustees).

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in the overall management services to the Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Investment Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.18% of the Fund’s average daily net assets.

For the year ended September 30, 2014, the total management fees incurred by the Fund were $774,721.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.20% of the Fund’s average daily net assets until at least February 1, 2016, excluding 12b-1 distribution fees, shareholder servicing fees, trustee fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the year ended September 30, 2014, the Adviser waived $52,505 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the year ended September 30, 2014, the Fund incurred $6,566 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, has adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Transfer Agent - Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration - MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Fund except those reserved by the Fund’s investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Fund’s net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to shareholders of the Fund, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Fund’s financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of September 30, 2014, there were an unlimited number of shares of beneficial interest authorized with a $0.001 par value per share.  The following table summarizes the activity in shares of the Fund:

	For the Year Ended 9/30/2014		For the Year Ended 9/30/2013
	Shares	Value	Shares	Value
Issued	377,153	$ 7,945,718	447,247	$ 8,174,477
Reinvested	24,439	497,570	10,280	171,779
Redeemed	(571,709)	(12,059,116)	(602,668)	(11,138,888)
Total	(170,117)	$ (3,615,828)	(145,141)	$ (2,792,632)

Note 5.  Investment Transactions

Investment transactions, excluding short term investments, for the year ended September 30, 2014, were as follows:

Purchases……………………………………………..………….…	$ 12,701,131
Sales……………………………………………………………….….	$ 19,848,680

Note 6.  Federal Income Tax

For Federal Income Tax purposes, the cost of investments owned at September 30, 2014, was $44,380,009.  As of September 30, 2014, the gross unrealized appreciation on a tax basis totaled $22,708,429 and the gross unrealized depreciation totaled $248,094 for a net unrealized appreciation of $22,460,335.

The tax character of distributions paid during the years ended September 30, 2014 and 2013:

	September 30, 2014	September 30, 2013
Ordinary income	$ 854,516	$ 706,084
Long Term Capital Gain	3,079,364	581,231
Total	$3,933,880	$1,287,315

As of September 30, 2014 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation	$ 22,460,335
Accumulated net realized gain	4,541,983
Undistributed ordinary income	731,888
Total	$ 27,734,206

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes and treatment of short term capital gains as ordinary income. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Note 7. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 95.41% of the Fund’s shares and may be deemed to control the Fund.

Note 9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Institutional Advisors LargeCap Fund and

the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities of Institutional Advisors LargeCap Fund, a series of shares of beneficial interest in the Conestoga Funds, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Advisors LargeCap Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 24, 2014

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Information (Unaudited)

September 30, 2014

SHAREHOLDER MEETING RESULTS (unaudited)

A Special Meeting of Shareholders of Conestoga Funds was held on May 29, 2014, at the offices of Conestoga Capital Advisors, LLC, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, Pennsylvania.  At the meeting, the following matter was voted upon by the shareholders of Conestoga Funds (the resulting votes are presented below):

1.

Election of seven Trustees of Conestoga Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William B. Blundin	13,542,716.929	126,687.125
Nicholas J. Kovich	13,559,706.214	109,697.840
James G. Logue	13,565,411.823	103,992.231
Richard E. Ten Haken	13,553,609.083	115,794.971
William C. Martindale, Jr.	13,556,423.950	112,980.104
Robert M. Mitchell	13,567,329.651	102,074.403
John G. O’Brien	13,561,981.127	107,422.927

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2014

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees[4]:
William B. Blundin (1939)	Trustee, since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Vice Chairman and Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012
Nicholas J. Kovich (1956)	Trustee, since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson &Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011
James G. Logue (1956)	Trustee, since 2013	Shareholder, McCausland Keen &Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
John G. O’Brien (1941)	Trustee, since 2014	Managing Director, Prairie Capital Management since 2001.	3	Founding Trustee of the Center for Entrepreneurial Study and Development
Richard E. Ten Haken (1934)	Trustee, since 2002

Chairman and President, Ten Haken& Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992, Chairman of Audit Committee from 1992 to 2001, Independent Trustee from 1982 to 2001; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President from 1992 to 1994, Trustee from 1972 to 1994, Vice-Chairman of Board and Vice-President from 1977 to 1992; District Superintendent of Schools, State of New York from 1970 to 1993.

			3	None

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2014

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees:
William C. Martindale, Jr.[5] (1942)	Chairman of the Board since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) from 2001 to 2014.	3	None
Robert M. Mitchell[5] (1969)	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001.	3	None

Name & Year of Birth	Position(s) Held withthe Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
Duane R. D’Orazio (1972)	Secretary, since 2002; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2008	Head Trader, Managing Partner, Co-Founder, and Chief Compliance Officer of CCA since 2001
Mark S. Clewett (1968)	Senior Vice President since 2006	Director of Institutional Sales and Client Service for CCA since 2006; Senior Vice President of Consultant Relations for Delaware Investments from 1997 to 2005
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates from 2001 to 2008
David M. Lawson (1951)	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; President and Chief Operating Officer of McHugh Associates from 1995 to 2008
M. LorriMcQuade 1950	Vice President since 2003	Partner since 2003;Administrative Manager of CCA since 2001
Michelle L. Patterson 1976	Vice President since 2003	Partner since 2003; Operations and Marketing Analyst of CCA since 2001
Alida Bakker-Castorano 1960	Vice President since 2012	Operations Manager and Performance Analyst of CCA since 2011; Client Service at Logan Capital from 2009 to 2011; Operations and Trading Support at McHugh Associates from 2001 to 2009

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2014

Trustees and Officers (Continued)

(Unaudited)

Notes:

1

There is no defined term of office for service as a Trustee or officer.  Each Trustee and officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Fund, the Conestoga Small Cap Fund, and the Conestoga SMid Cap Fund.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies"), or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

5

Messrs. Mitchell and Martindale are deemed to be “interested persons” of the Trust by reason of their current and former positions, respectively, as Managing Partners of CCA.

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2014

 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2014, the Fund paid an income distribution of $0.20445 per share, a realized short-term capital gain distribution of $0.07368 per share, and a realized long-term capital gain distribution of $1.00228 per share for a total distribution of $3,933,881.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

William B. Blundin

Nicholas J. Kovich

James G. Logue

Robert M. Mitchell

John G. O’Brien

Richard E. Ten Haken

Investment Adviser

Institutional Advisors LLC

1340 Broadcasting Road Suite 100

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle &Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LLC

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

Sean P. Kehoe, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 34,900

FY 2013

$ 36,400

(b)

Audit-Related Fees

Registrant

Adviser

FY 2014

None

$ 0

FY 2013

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2014

None

$ 6,100

FY 2013

None

$ 6,100

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2014

$ N/A

$N/A

FY 2013

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 6,100

FY 2013

$ 6,100

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 3, 2014

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 3, 2014

* Print the name and title of each signing officer under his or her signature.